UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2016

Energy XXI Ltd

(Exact name of registrant as specified in its charter)

BERMUDA	001-33628	98-0499286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Canon’s Court, 22 Victoria Street, P.O. Box HM

1179, Hamilton HM EX, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (441) 295-2244

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported by Energy XXI Ltd, a Bermuda exempted company (the “Company”), on April 14, 2016, the Company, Energy XXI Gulf Coast, Inc., an indirect wholly-owned subsidiary of the Company (“EGC”), EPL Oil & Gas, Inc., an indirect wholly-owned subsidiary of the Company (“EPL”) and certain other subsidiaries of the Company listed on Schedule 1 of the Restructuring Support Agreement (as defined below) (together with the Company, EGC and EPL, the “Debtors”) filed voluntary petitions for reorganization (the petitions collectively, the “Bankruptcy Petitions”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”) seeking relief under the provisions of chapter 11 of Title 11 (“Chapter 11”) of the United States Code (the “Bankruptcy Code”) under the caption In re Energy XXI Ltd, et al., Case No. 16-31928 (the “Chapter 11 Cases”).

Also, as previously reported, prior to filing the Bankruptcy Petitions, on April 11, 2016, the Debtors entered into a Restructuring Support Agreement (as amended, the “Restructuring Support Agreement”) with certain holders (the “Second Lien Noteholders”) of EGC’s 11.000% Senior Secured Second Lien Notes due 2020 (the “Second Lien Notes”), providing that the Second Lien Noteholders party thereto (the “Restructuring Support Parties”) will support a restructuring of the Debtors, subject to the terms and conditions of the Restructuring Support Agreement. The Debtors subsequently filed the solicitation version of the Debtors’ Proposed Joint Chapter 11 Plan of Reorganization [Docket No. 810] on July 18, 2016 (the “Plan”). On May 16, 2016, June 28, 2016, July 28, 2016 and August 19, 2016, the Debtors entered into the First, Second, Third and Fourth Amendments to the Restructuring Support Agreement by and among the Debtors and the Restructuring Support Parties, respectively. Each of these amendments related primarily to extending certain milestones for progress in the Chapter 11 cases included in the Restructuring Support Agreement (the “Milestones”).

As a result of the negotiations between the Debtors and the Second Lien Noteholders, on September 13, 2016, the parties came to an agreement on a term sheet reflecting certain modifications to the Plan (the “Plan Modification Term Sheet”) and entered into the Fifth Amendment to the Restructuring Support Agreement by and among the Debtors and the Restructuring Support Parties (the “Fifth RSA Amendment”). The Fifth RSA Amendment provides, among other things, that no later than September 14, 2016 at 11:59 p.m. central time, the Debtors will file with the Court an amended Plan to reflect the terms of the Plan Modification Term Sheet attached to the Fifth RSA Amendment as Exhibit A. The boards of the Company, EGC and EPL, including all independent directors, approved the entry into the Fifth RSA Amendment and the Plan Modification Term Sheet. Capitalized terms used but not defined herein are used as defined in the Plan. The Plan Modification Term Sheet provides, among other things, that:

•	the Trade Claims Settlement Distribution will increase from $0.75 to $0.90;

•	the General Unsecured Claims Distribution will increase from $410,000 to $850,000;

•	holders of claims relating to the Second Lien Notes (the “Second Lien Notes Claims”) will receive their pro rata share of (i) 87.8% of common stock in the reorganized company (the “New Equity”) on account of such Second Lien Notes Claims, subject to dilution from the issuance of New Equity in connection with the long-term management incentive plan for the reorganized Debtors (the “Management Incentive Plan”) and (ii) the EGC Intercompany Note Trust Distribution (as defined below), if applicable;

•	holders of claims relating to the unsecured EGC notes (the “EGC Unsecured Notes Claims”) will receive their pro rata share of (i) 0.4% of the New Equity, subject to dilution from the Management Incentive Plan and (ii) the EGC Intercompany Note Trust Distribution, if applicable;

•	holder of claims relating to the unsecured EPL notes (the “EPL Unsecured Notes Claims”) will receive their pro rata share of the EGC Intercompany Note Trust Distribution, if applicable;

•	holders of claims relating to the Company’s senior unsecured convertible notes will receive their pro rata share of 0.2% of the New Equity, subject to dilution from the Management Incentive Plan;

•	11.6% of the New Equity will be deposited into a trust (the “EGC Intercompany Note Trust”) and to be distributed among the Second Lien Notes Claims, the EGC Unsecured Notes Claims and the EPL Unsecured Notes Claims pursuant to a final order entered by the Bankruptcy Court resolving any causes of action, as well as all applicable defenses and counterclaims, challenging: (a) the validity and enforceability of that certain promissory note in the principal amount of $325.0 million between EPL, as the maker, and EGC, as the payee, (the “EGC Intercompany Note”) on the grounds of: preference; recharacterization; equitable subordination; and/or fraudulent transfer; and (b) the validity and enforceability of the intercompany payables between EGC and EPL other than the EGC Intercompany Note; provided, however, that the distribution under the EGC Intercompany Note Trust to the holders of Second Lien Notes Claims will not exceed 93.2%, (ii) the distribution to the holders of EGC Unsecured Notes Claims will not exceed 6.6%, (iii) the distribution to the holders of EPL Unsecured Notes Claims will not exceed 11.6% and (iv) $500,000 cash will be deposited in equal amounts in two separate, non-interest bearing escrow accounts to fund the respective fees and expenses of the advisors of the EGC Trustee and the EPL Trustee in connection with the EGC Intercompany Note Trust; and

•	the Management Incentive Plan will be capped at 5%.

The provisions of the Plan Modification Term Sheet will be reflected in greater detail as part of the amended Plan to be filed by the Debtors with the Bankruptcy Court.

In addition, pursuant to the Fifth RSA Amendment, the following Milestones were modified:

•	no later than October 13, 2016, the Bankruptcy Court shall have entered an order authorizing the assumption of the Restructuring Support Agreement;

•	no later than October 7, 2016, the Bankruptcy Court shall have commenced the confirmation hearing in connection with the Plan, as amended;

•	no later than October 13, 2016, the Bankruptcy Court will have entered the confirmation order with respect to the Plan; and

•	no later than October 27, 2016, the Debtors will consummate the transactions contemplated by the Plan (the date of such consummation, the “Effective Date”), it being understood that the satisfaction of the conditions precedent to the Effective Date shall be conditions precedent to the occurrence of the Effective Date.

The Milestones may be extended further pursuant to a subsequent amendment.

A copy of the Fifth RSA Amendment is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K (this “Form 8-K”). The foregoing description of the Fifth RSA Amendment is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the Fifth RSA Amendment.

Item 7.01 Regulation FD Disclosure.

On Tuesday, September 6, 2016 and Thursday, September 8, 2016, the Company entered into confidentiality agreements (collectively, as amended, the “Confidentiality Agreements”) with certain Second Lien Noteholders and certain holders of unsecured indebtedness issued by EGC (the “Ad Hoc EGC Group”), respectively, which will expire pursuant to their terms at 8:00 a.m. eastern standard time on September 13, 2016. Pursuant to the Confidentiality Agreements, the Company has agreed to publicly disclose all material non-public information regarding the Company provided to the Second Lien Noteholders and the Ad Hoc EGC Group and their respective legal and financial advisors. A meeting occurred between certain representatives of the Company, certain Second Lien Noteholders, the Official Committee of Unsecured Creditors (the “UCC”), the Ad Hoc EGC Group and certain holders of unsecured indebtedness issued by EPL (the “Ad Hoc EPL Group”) on September 8, 2016 (the “September 8 Meeting”), during which the Second Lien Noteholders made an offer to the Debtors, the UCC, the Ad Hoc EGC Group and the advisors to the Ad Hoc EPL Group to modify certain terms of the Plan (the “September 8 Second Lien Offer”). The UCC and the Ad Hoc EGC Group did not accept the September 8 Second Lien Offer, submit a counter-offer or enter into any negotiations with the Debtors or the Second Lien Noteholders, following the receipt of the September 8 Second Lien Offer. The September 8 Second Lien Offer is now superseded by the Plan modifications set forth in the Plan Modification Term Sheet, which represents improved recoveries for the unsecured creditors from the September 8 Second Lien Offer. In connection with the September 8 Meeting, the Company provided certain confidential information to the Second Lien Noteholders and the Ad Hoc EGC Group pursuant to the Confidentiality Agreements, including a cash flow forecast presentation, dated as of September 8, 2016 (the “Financial Presentation”). A copy of the Financial Presentation is attached hereto as Exhibit 99.1 to this Form 8-K.

Any financial projections or forecasts included in the Financial Presentation were not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The projections do not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States. The Company’s independent accountants have not examined, compiled or otherwise applied procedures to the projections and, accordingly, do not express an opinion or any other form of assurance with respect to the projections. The inclusion of the projections herein should not be regarded as an indication that the Company or their affiliates or representatives consider the projections to be a reliable prediction of future events, and the projections should not be relied upon as such. Neither the Company nor any of its affiliates or representatives has made or makes any representation to any person regarding the ultimate outcome of the Company’s restructuring compared to the projections, and none of them undertakes any obligation to publicly update the projections to reflect circumstances existing after the date when the projections were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projections are shown to be in error.

Copies of the Financial Presentation and the Plan Modification Term Sheet are attached hereto as Exhibit 99.1 and Exhibit 10.1 (attached as Exhibit A to the Fifth RSA Amendment), respectively, to this Form 8-K. The foregoing description of the Plan Modification Term Sheet is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the Plan Modification Term Sheet.

Any financial projections or forecasts included in the Financial Presentation were not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The projections do not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States. The Company’s independent accountants have not examined, compiled or otherwise applied procedures to the projections and, accordingly, do not express an opinion or any other form of assurance with respect to the projections. The inclusion of the projections herein should not be regarded as an indication that the Company or their affiliates or representatives consider the projections to be a reliable prediction of future events, and the projections should not be relied upon as such. Neither the Company nor any of its affiliates or representatives has made or makes any representation to any person regarding the ultimate outcome of the Company’s restructuring compared to the projections, and none of them undertakes any obligation to publicly update the projections to reflect circumstances existing after the date when the projections were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projections are shown to be in error.

The information included in this Form 8-K under Item 7.01 and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K and the related exhibits contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, including those relating to the intent, beliefs, plans or expectations of the Company are based upon current expectations and are subject to a number of risks, uncertainties and assumptions. It is not possible to predict or identify all such factors and the following list should not be considered a complete statement of all potential risks and uncertainties relating to the bankruptcy filing by the Debtors, including, but not limited to: (i) the Company’s ability to obtain Bankruptcy Court approval with respect to motions or other requests made to the Bankruptcy Court in the Chapter 11 Cases, including maintaining strategic control as debtor-in-possession, (ii) the ability of the Company and its subsidiaries to negotiate, develop, confirm and consummate the Plan, (iii) the effects of the Company’s bankruptcy filing on the Company and on the interests of various constituents, (iv) the Bankruptcy Court rulings in the Chapter 11 Cases as well the outcome of all other pending litigation and the outcome of the Chapter 11 Cases in general, (v) the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the proceedings, (vi) risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to confirm and consummate the Plan, (vii) the potential adverse effects of the Chapter 11 proceedings on the Company’s liquidity or results of operations, (viii) increased advisory costs to execute the Company’s reorganization, (ix) the impact of NASDAQ’s delisting on the liquidity and market price of the Company’s common stock and on the Company’s ability to access the public capital markets, (x) the uncertainty that any trading market for the Company’s common stock will exist or develop in the over-the-counter markets, and (xi) other risks and uncertainties. These risks and uncertainties could cause actual results, including project plans and related expenditures and resource recoveries, to differ materially from those described in the forward-looking statements. For a more detailed discussion of risk factors, please see Part I, Item 1A, “Risk Factors” of the Company’s most recent Annual Report on Form 10-K and Part II, Item 1A of the Company’s Quarterly Reports on Form 10-Q for the periods ended September 30, 2015, December 31, 2015 and March 31, 2016 for more information.  The Company assumes no obligation and expressly disclaims any duty to update the information contained herein except as required by law.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
10.1	Fifth Amendment to Restructuring Support Agreement by and among the Debtors and the Restructuring Support Parties, dated as of September 13, 2016.
99.1	Cash flow forecast presentation provided in connection with noteholder discussions, dated as of September 8, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy XXI Ltd

	By:	/s/ Bruce W. Busmire
Bruce W. Busmire
September 13, 2016		Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Fifth Amendment to Restructuring Support Agreement by and among the Debtors and the Restructuring Support Parties, dated as of September 13, 2016.
99.1	Cash flow forecast presentation provided in connection with noteholder discussions, dated as of September 8, 2016.